UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 12, 2021

VISION HYDROGEN CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-55802	47-4823945
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number	Identification No.)

95 Christopher Columbus Drive, 16th Floor, Jersey City, NJ 07302

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (551) 298-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Vision Hydrogen Corporation is referred to herein as “we”, “our, or “us”.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers, Compensatory Arrangements of Certain Officers

Director Appointments

Effective May 12, 2021, our Board of Directors approved the appointments of Michael A. Doyle and Charles F. Benton as independent directors.

Mr. Doyle, 67, served as our director from 2017 to 2020 and was a key executive for Comcast Corporation for over 25 years where he served as the President of the largest division of the multi-billion dollar Comcast Cable group representing over 18,000 employees. Mr. Doyle has been recognized by the National Cable Television Association with induction into its prestigious Cable Pioneers organization. He has also served as Chairman of the Management Board for New England Cable News. Mr. Doyle has received the Distinguished Communications Award for Excellence in Journalism from the International Association of Business Communicators. Mr. Doyle received his B.A. from Drew University where he is also a member of their Athletic Hall of Fame.

Mr. Benton, 69, served as our director from 2017 to 2020 and has over 30 years of experience in finance, operations and business development with major corporations. Formerly, he directed the distribution services and supply chain for Ascena Retail Group, Inc., which is a leading national specialty retailer of women’s apparel operating over 1,800 retail stores in the United States. Mr. Benton also worked 20 years for Consolidated Rail Corporation (CONRAIL) where he was responsible for finance, operations and business development. Mr. Benton is a graduate of St. Joseph’s University with a B.S. degree in Accounting.

Compensatory Arrangement of Directors

Mr. Doyle and Mr. Benton each will be compensated with a fixed fee of $5,000 per quarter and an initial grant of 2,500 shares of our common stock upon accepting their positions followed by an additional grant of 2,500 shares of our common stock six (6) months after they have accepted their positions.

Item 8.01 Other Events.

On May 12, 2021, the Company issued a press release announcing the appointments of Mr. Doyle and Mr. Benton. The press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release

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SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VISION HYDROGEN CORPORATION

Date: May 12, 2021	By:	/s/ ANDREW HIDALGO
Andrew Hidalgo
Chief Executive Officer

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